UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2018

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2018, Charles & Colvard, Ltd. (the “Company”) amended its Exclusive Supply Agreement (the “Supply Agreement”) with Cree, Inc. (“Cree”), pursuant to a First Amendment to Exclusive Supply Agreement (the “Amendment”).

Pursuant to the terms of the Supply Agreement, which was set to expire on June 24, 2018, the Company agreed to exclusively purchase from Cree, and Cree agreed to exclusively supply, 100% of the Company’s requirements for silicon carbide (SiC) materials in quarterly installments that must equal or exceed a set minimum order quantity and certain specifications. The Amendment extends the term of the Supply Agreement until June 25, 2023, and provides the Company with one option, subject to certain conditions, to unilaterally extend the term of the Supply Agreement for an additional two-year period following the expiration of the initial term. In addition, the Amendment establishes a process by which Cree may begin producing different SiC material based on the Company’s specifications, and permits the Company to purchase certain amounts of SiC materials from third parties under limited conditions.

The Company’s total purchase commitment under the Amendment from July 2018 until June 2023 is approximately $52.9 million.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. A copy of the press release announcing the Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Document

10.1	First Amendment to Exclusive Supply Agreement, dated June 22, 2018, by and between Charles & Colvard, Ltd. and Cree, Inc.*

99.1	Press Release dated June 27, 2018

* Asterisks located within the exhibit denote information that has been redacted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

June 27, 2018	By:	/s/ Clint J. Pete
Clint J. Pete
Chief Financial Officer